Investor Presentation August 11, 2017 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the recently completed business combination with Bold Energy III LLC (the “Transaction”) to Earthstone and its stockholders, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Earthstone’s ability to integrate its combined operations with Bold successfully and achieve anticipated benefits from it; risks relating to any unforeseen liabilities of the combined company; further declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or key technical personnel. Earthstone’s 2016 Annual Report on Form 10-K, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Investment Highlights

Midland Basin Focused Company with Growing Inventory

- ✓ Actively growing in the Midland Basin
- ✓ Growth through drill bit, acquisitions and significant business combinations
- ✓ ~1,000 total gross drilling locations across core plays
- ✓ Upside from down-spacing and added benches

Prudently Managed Balance Sheet

- ✓ Substantial liquidity to fund near-term capital expenses
- ✓ Simple and unburdened capital structure
- ✓ Traditional reserve-based credit facility with standard covenants

Visible Production Growth & Drilling Program with Substantial Optionality

- ✓ Midland Basin and Eagle Ford wells-in-progress provide ability to ramp up production quickly
- ✓ Majority of acreage in key areas is HBP

Proven Management Team

- ✓ Four prior successful public entities
- ✓ Operational excellence
- ✓ Repeat institutional investors
- ✓ Market recognition from investors and sellside research analysts

EARTHSTONE Energy, Inc. 3

Track Record

- **Management team has consistently created shareholder value**
  - Repeated success with multiple entities over 25+ years
  - Results have created long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Technical and operational excellence
    - Multi-basin experience
    - Resource & conventional expertise
    - Complex Gulf Coast drilling & horizontal resource proficiency
    - Efficient and low-cost operator
    - Proven acquisition and exploitation results

GeoResources, Inc.

2007 – 2012 GeoResources, Inc. ("GEOI")
Eagle Ford, Bakken / Three Forks, Gulf Coast

Initial Southern Bay investors achieved a combined 7.4x ROI upon the merger with GeoResources and subsequent sale in 2012

2005 – 2007 Southern Bay Energy, LLC (Private)
Gulf Coast, Permian Basin

2001 – 2004 AROC, Inc. (Private)
Gulf Coast, Permian Basin, Mid-Con.

1997 – 2001 Texoil, Inc. ("TXLI")
Gulf Coast, Permian Basin

1992 – 1996 Hampton Resources Corp. ("HPTR")
Gulf Coast

EARTHSTONE Energy, Inc. 4

Management Strong management and technical team with demonstrated ability and prior success Equity ownership—interests are clearly aligned with shareholders Retained a Midland office and key Bold operating personnel Years of Experience Years Working Together Responsibility Frank Lodzinski 44 28 President and CEO Robert Anderson 30 13 Corporate Development and Reservoir Engineering Steve Collins 28 21 Completions and Operations Chris Cottrell 34 19 Land and Marketing Tim Merrifield 37 17 Geological and Geophysical Francis Mury 42 28 Drilling and Development Ray Singleton 37 3 Operations and A&D, Northern Region Tony Oviedo 35 1 Accounting Scott Thelander 11 1 Finance

Earthstone – A Platform for Steady Growth December 2014 Q2/Q3 2015 Private Sellers Eagle Ford Karnes, Gonzales, Fayette Counties, TX December 2014 Strategic Combination Eagle Ford Operator Q2 2016 Midland Basin 5,883 Net Acres Howard, Glasscock Counties, TX Since December 2014, Earthstone has evolved from a micro cap, non-op Bakken / Three Forks company to a small cap operator that is primarily focused in the Midland Basin Resource Expansion November 2014 Bakken / Three Forks 622 Boe/d1 Q2 20172 Midland Basin Eagle Ford Bakken / Three Forks 10,623 Boe/d3 Q2 2017 Midland Basin 20,900 Net Acres Reagan, Upton, Midland Counties, TX Daily production for the three month period ended September 30, 2014. As of 6/30/2017. Earthstone and Bold pro forma combined production for Q2 2017 (Earthstone – 4,541 Boe/d; Bold – 6,082 Boe/d).

Company Overview

- The Woodlands, Texas based E&P company focused on development and production of oil and natural gas with current operations in the Midland Basin (~27,000 core net acres), Eagle Ford (~17,000 core net acres), and Bakken / Three Forks (~5,900 core net acres)
- Strategy of growing through the drill bit, organic leasing, and attractive asset acquisitions and business combinations
- Q2 2017 combined pro forma production of 10,623 Boe/d (66% oil, 84% liquids)
- On May 9, 2017, Earthstone closed a business combination with Bold Energy III LLC
  - Q2 2017 net production of 6,082 Boe/d (67% oil, 86% liquids)
  - 20,900 net acres predominantly in Reagan, Upton, and Midland Counties
  - 500+ gross locations; 99% operated; 85% working interest
- In May 2016, Earthstone closed its business combination with Lynden Energy Corp. and established its initial presence in the Midland Basin
  - 5,883 net acres in Howard, Glasscock, Midland, and Martin Counties
  - 177 gross locations; 40% working interest

Asset Location


Bakken / Three Forks
Midland Basin
Eagle Ford

Combined Production Summary

Q2 2017 Net Production: 10,623 Boe/d[1]


Eagle Ford, 2,028
Bakken / Other, 1,420
Midland Basin, 7,175

Market Statistics (as of August 8, 2017)

Shares Outstanding[2]:	59.0mm
Share Price:	$9.41
Market Cap[2]:	$554.9mm
Enterprise Value[3]:	$611.8mm

(1) Earthstone and Bold pro forma combined production for Q2 2017 (Earthstone – 4,541 Boe/d; Bold – 6,082 Boe/d).
(2) Includes 36.1 mm ESTE Class B Shares assuming exchange of each, together with one Earthstone Energy Holdings, LLC unit, for one Class A Share.
(3) Net debt of $56.8mm as of June 30, 2017.

EARTHSTONE Energy, Inc.

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Pro forma for full 2Q 2017 results of Earthstone and Bold. Reserve quantities and values for Earthstone and Bold were independently estimated by Cawley, Gillespie & Associates, Inc. utilizing NYMEX 5-year strip prices as of December 31, 2016 (Oil – $56.19, $56.59, $56.10, $56.05, $56.21 / Gas - $3.61, $3.14, $2.87, $2.88, $2.90). Excludes transaction costs. See “Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX”. Includes re-engineering, workovers and ad valorem taxes. Excludes transaction costs and stock-based compensation. Borrowing Base ($mm) $150 Q2 2017 Revenue ($mm) $35 Q2 2017 LOE ($/boe)(4) $6.16 Q2 2017 Cash G&A ($/boe)(5) $6.71 Q2 2017 Adjusted EBITDAX ($mm)(3) $22 Q2 Pro Forma Financial(1) 12/31/2016 Proved Reserves (MMboe)(2) 66.1 % Oil 63% Reserves Operations Permian Net Acres 27,000 Net Permian Locations 475 Q2 2017 Production (Mboe/d)(1) 10.6 % Oil 66% % Operated 77% Earthstone by the Numbers: Increased Size, Scale and Core Inventory Pro Forma(1)

Key Operating Areas

Midland Basin	
1P Reserves (MMBoe)	51.5
% PD	20%
% Oil	61%
PV-10 ($mm)	402.0
Q2 2017 Net Production (Boe/d)(1)	7,175
Gross Producing Wells	191
Core Net Acres	27,000
Core Gross Drilling Locations	677



Eagle Ford	
1P Reserves (MMBoe)	11.0
% PD	46%
% Oil	69%
PV-10 ($mm)	97.1
Q2 2017 Net Production (Boe/d)	2,028
Gross Producing Wells	164
Core Net Acres	16,500
Core Gross Drilling Locations	160

Bakken / Other(2)	
1P Reserves (MMBoe)	3.6
% PD	80%
% Oil	63%
PV-10 ($mm)	26.7
Q2 2017 Net Production (Boe/d)	1,420
Gross Producing Wells	299
Core Net Acres	5,900
Core Gross Drilling Locations	155

Total	
1P Reserves (MMBoe)	66.1
% PD	28%
% Oil	63%
PV-10 ($mm)	525.8
Q2 2017 Net Production (Boe/d)	10,623
Gross Producing Wells	654
Core Net Acres	49,400
Core Gross Drilling Locations	992

Notes: Reserve quantities and values as of December 31, 2016 for Earthstone and Bold were independently estimated by Cawley, Gillespie & Associates, Inc. utilizing NYMEX 5-year strip prices as of December 31, 2016 (Oil – $56.19, $56.59, $56.10, $56.05, $56.21 / Gas - $3.61, $3.14, $2.87, $2.88, $2.90). PV-10 is a non-GAAP financial measure. Please see "Non-GAAP Financial Measure – PV-10".
(1) Earthstone and Bold combined pro forma production for Q2 2017 (Bold – 6,082 Boe/d).
(2) Includes all other properties located in North Dakota, Montana, East/South Texas and Oklahoma.

EARTHSTONE Energy, Inc.

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Asset Overview

Operated Position in Core Midland Basin(1) 20,900 net acres, 85% working interest, 500 locations identified in only 3 benches Q2 2017 Net Production of 6,082 Boe/d (67% oil, 86% liquids)(1) Wells in progress drive immediate production growth Attractive Rates of Returns(2) Single well IRRs of 25-50% (strip prices) Position Delineated In Multiple Benches Strong offset results in the Wolfcamp A and B, Significant Wolfcamp C potential Combined Teams with Proven Track Records Proven technical execution and operational expertise Completion Evolution Sets Stage for Further Well Performance Improvement (1)Does not include non-operated position from Lynden acquisition. (2)Single well returns based on NYMEX 5-year strip prices as of May 1, 2017 (Oil – $49.58, $50.21, $49.95, $50.15, $50.81 / Gas - $3.33, $3.08, $2.87, $2.87, $2.90). Bold Provides a Significant Operated Position in the Midland Basin Acreage Legend Operated Non-Operated

Consistent Thickness in Place Across the Position

- Reagan County Wolfcamp
  - Thickest Wolfcamp shale section in Midland Basin
- Bold current Reagan/Upton inventory
  - 1 Wolfcamp A target
  - 2 Wolfcamp B targets
- 7 viable target benches tested or developed by industry
  - 2 Wolfcamp A targets
  - 3 Wolfcamp B targets
  - 1 Wolfcamp C target
  - 1 Cline target
- Offset operators have developed five benches in a stacked "wine rack" pattern
  - 2 Wolfcamp A targets
  - 3 Wolfcamp B targets
- Thermal maturity places Bold acreage in oil window with low GOR's
  - Average 80% Liquids, 20% Gas
- Shallower TVD than northern end of Midland Basin
  - D&C costs are lower

Wolfcamp Formation Isopach (Midland Basin)(1)



Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Texas
Ector
Midland
Glasscock
Sterling
Reagan
Upton
Irion
Crockett
Earthstone
Wolfcamp Isopach
CI - 50'
< 300
300 - 600
600 - 900
900 - 1200
1200 - 1500
1500 - 1800
1800 - 2100
2100 - 2400
> 2400

Source: University of Texas Bureau of Economic Geology.
(1) Does not include Wolfcamp A in the Wolfcamp Isopach.

EARTHSTONE Energy, Inc. 12

High Quality Pay Across Multiple Zones

Reagan County Type Section


Dean
Wolfcamp A
Wolfcamp Upper B
Wolfcamp Lower B
Wolfcamp C
Cline
GR_EDTC
HCAL
DPHZ
AT90
TOIL
Primary Targets
Prospective Targets[1]

Reagan Co. Resource Greater than Midland Co.


North Midland
Central Reagan
GR_EDTC
TOIL
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Cline



Wolfcamp A
Thickness increases 50-100' from Midland to Reagan County.

Wolfcamp B
Thickness increases 250-300' from Midland to Reagan County.

Wolfcamp C
Bench is much thicker in Reagan County.

(1) Prospective targets tested in offset wells by other operators.

EARTHSTONE Energy, Inc.

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Significant Acreage Position in Midland Basin Core at an Attractive Price

Selected Midland Basin Transactions

RSPP/Adventure – 7/2014
Purchase price: $259mm
Production, net: 1,100 boe/d
Acreage: 6,652
Adj. $/acre: $30,667

Parsley/PCORE – 12/2015
Purchase price: $149mm
Production, net: 1,000 boe/d
Acreage: 5,274
Adj. $/acre: $21,521

Parsley/Cimarex – 8/2014
Purchase price: $252mm
Production, net: 1,800 boe/d
Acreage: 5,472
Adj. $/acre: 29,605

AEP/Tall City– 10/2014
Purchase price: $726mm
Production, net: 1,400 boe/d
Acreage: 27,000
Adj. $/acre: $24,296



Midland
Glasscock
Sterling
Texas
Upton
Reagan
Irion
ESTE Acreage
Bold Acreage

Oxy/Vanguard – 3/2017
Purchase price: $105 mm
Production, net: 203 boe/d
Acreage: 3,048
Adj. $/acre: $32,118

Parsley/Riverbend – 4/2016
Purchase price: $215mm
Production, net: 1,100 boe/d
Acreage: 8,700
Adj. $/acre: $20,893

AEP/Enduring – 6/2014
Purchase price: $2,500mm
Production, net: 16,000 boe/d
Acreage: 63,000
Adj. $/acre: $26,984

Compelling Bold purchase price of ~$12,000 per undeveloped net acre compares favorably to recent Midland Basin acquisitions

Source: Company filings and 1Derrick.
Note: Includes transactions greater than or equal to $100mm in Reagan, Glasscock and Upton counties for which transaction price and PDP is publicly available. Transaction value excludes PDP value of: $50,000 boe/d for transactions in 2014, $35,000 boe/d for transactions in 2015, $30,000 boe/d in 1H 2016 and $35,000 boe/d thereafter.

EARTHSTONE Energy, Inc.
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Excellent Results in Multiple Benches

#	Operator	Well	Result
1	Parsley	Morgan 25-26 #11H	IP30/1000': 138 (87% oil)
24	Parsley	Taylor 45-33 #4601H	IP30/1000': 302 (77% oil)
23	PCORE II	Stiles 9-26 #1HB	IP30/1000': 236 (86 % oil)
22	Permian Resources	Loftin Hughes 1211 #6HS	IP30/1000': 77 (64% oil)
21	Bold	Bold TSRH 28S #3HL	IP30/1000': 125 (80% oil)
2	Concho	Karen Unit #5121AH	IP30/1000': 137 (88% oil)
20	Bold	Bold TSRH 28S 1HM	IP30/1000': 139 (79% oil)
3	Bold	Bold Hamman 30 #1HM	IP30/1000': 268 (85% oil)
19	Bold	TSRH wells: DUC	2 Wfmp Upr B, 1 Wfmp Lwr B
4	Bold	Bold Hamman 30A #2HM	IP30/1000': 184 (85% oil)
18	Bold (BTA JV)	Texaco-Coates A U4 #1HM	IP30/1000': 115 (88% oil)
5	Pioneer	University 3-67 #2H	IP30/1000': 189 (82% oil)
17	Bold (BTA JV)	Texaco-Coates A U3 #1HM	IP30/1000': 96 (86% oil)
6	Parsley	Rogers 3-40 #4403H	IP30/1000': 108 (88% oil)
16	Bold (BTA JV)	Texaco-Marathon U1 #1HM	IP30/1000': 102 (86% oil)
7	Callon	Turner AR Unit B #8HK	IP30/1000': 171 (85% oil)
15	Bold (BTA JV)	Coates B-Marathon U3 #1HU	IP30/1000': 71 (83% oil)
8	PCORE II	State Carter #1HB	IP30/1000': 130 (86% oil)
14	Bold	Bold WTG 5-234 #1HM	IP30/1000': 165 (86% oil)
9	Bold	Bold Sinclair 8 #1H	IP30/1000': 117 (85% oil)
10	Bold	Bold Sinclair 8B #3HM	IP30/1000': 115 (88% oil)
11	Permian Resources	Chico Co W #56HS	IP30/1000': 153 (81% oil)
12	Permian Resources	Hickman 1 223 #2HA	IP30/1000': 105 (83% oil)
13	Bold	Bold WTG 4-232 #1H	Wfmp Upr B DUC



LEGEND
Wolfcamp A
Wolfcamp Upr B
Wolfcamp Lwr B
Wolfcamp C
Bold DUC / FB
Bold Acreage
Upton
Reagan

Source: Company filings and investor presentations.
Note: IP30/1000' are in Boe/d. Wells completed since August 2015.

EARTHSTONE Energy, Inc. 15

ESTE pro forma ESTE Standalone Gross locations by lateral length and target Net Permian Acres Net Permian Locations Contiguous acreage positions provides significant development advantage Long lateral development increases capital productivity Over 70% of Midland horizontal locations have laterals of ~7,000 feet or greater Additional upside from Middle Spraberry and Wolfcamp C Actively pursuing bolt-on opportunities to increase lateral lengths Near-term drilling focused in the Wolfcamp A and the Wolfcamp B based on positive offset results, but are optimistic about the upside potential in other zones Midland Basin Overview Differentiated, Balanced Inventory in Midland Basin

All areas outperforming initial expectations (plots include all wells with Gen 4 completions) All areas and target horizons generating attractive returns at strip prices with cost inflation Completion evolution leading to enhanced productivity (1)2017 inflated cost. Central & SE Reagan Results Midland, Upton, W. Reagan Results 1,000 MBOE Well Performance Update 850 MBOE

Reagan County Gen 4 Completion Drives Improved Performance

Acreage Trade – East Central Upton County Completed trade with offset operator to block up acreage for longer laterals Earthstone now has 2,650 net acres in the Benedum prospect with average 95%WI (80% NRI) Trade gives Earthstone 62 total drilling locations in the Wolfcamp A, Upper B, and Lower B Average lateral length ~ 6,650’ 2 wells planned for Q1 2018 Post-trade Pre-trade

Strong offsetting operator results in Lower Spraberry, Wolfcamp A, B and D (Cline) Additional horizontal upside in Middle Sprayberry, Jo Mill and Wolfcamp C Horizontal activity on the Company’s acreage 2 producing horizontal Wolfcamp wells in Glasscock County 1 producing horizontal Wolfcamp well in Howard County Glasscock, Howard, Martin and Midland Counties, Texas County Gross Acres Net Interest (%) Net Acres Martin 1,757 43.750 769 1,127 20.000 225 Midland 640 43.750 280 Glasscock 4,480 43.750 1,960 Howard 6,121 40.625 2,487 640 25.390 162 Total: 14,765 5,883 Recent Horizontal Drilling Company Acreage Midland Basin Non-Op Asset Overview

9,366’ lateral, 66 stages 2,000 lbs/ft of proppant 2-stream cumulative production = 173,000 Boe (84% oil) after 188 days Installed ESP after flowing for 43 days Tubb A 1 HA Performance Well Statistics Map Howard County – Wolfcamp A Well Performance (Tubb A 1HA)

Operated Karnes, Gonzales, and Fayette, Texas 36,520 gross / 16,500 net leasehold acres Working interests range from 17% to 50% 60% held-by-production 99 gross / 45.1 net producing wells (91 operated / 8 non-op) Approximately 170 identified gross Eagle Ford drilling locations Majority of acreage covered by 173 square mile 3-D seismic shoot Avoid faulting for steering Eagle Ford wells Indicate natural fractures Delineate other prospective opportunities Other Potential: Upper Eagle Ford, Austin Chalk, Buda, Wilcox, and Edwards Non-operated La Salle County 61 gross producing wells 25,100 gross / 2,900 net leasehold acres Working interests range from 10% to 15% Karnes, Gonzales, and Fayette Counties, Texas Earthstone Sanchez Penn Virginia Offset operators include EOG, Encana and Marathon Eagle Ford Asset Overview

11 gross wells to be drilled and completed in southwestern Gonzales County 2 wells in Davis Unit (5,300 foot lateral); 17% working interest; Drilled and waiting on completion 3 wells in Pilgrim Unit (7,300 foot lateral); 19% working interest; Drilled and waiting on completion 6 wells in Crosby Unit (5,300 foot lateral); 50% working interest; Currently drilling Joint Development Agreement (“JDA”) with an unaffiliated financial partner to fund half of Earthstone’s interest in 6 wells in the Eagle Ford (5 to be drilled and completed in 2017) JDA limited to just Pilgrim and Davis Units Operated interests previously included 33% in two wells and 38% in three wells Reduced estimated Eagle Ford drilling budget to $17 million from $23 million Eagle Ford 2017 Drilling Plans Crosby Unit Pilgrim and Davis Units Boggs Unit

Bakken / Three Forks Asset Overview

- 5,900 net core acres predominantly in McKenzie and Dunn Counties of North Dakota that are prospective for the Bakken / Three Forks formation
- 149 gross wells producing
  - Average working interest of ~6%
  - 12 gross wells currently being drilled or completed
- ~155 potential gross drilling locations
- Primary operators include: Statoil, Oasis, ConocoPhillips/Burlington, Continental, ExxonMobil/XTO, Marathon, SM Energy
- Majority of units in McKenzie County, ND
  - Banks Field
    - Largest development area
    - Interest in 22 spacing units
    - Operators down-spacing to 6-7 wells per unit in the Bakken / Three Forks
  - Indian Hill Field

Primary assets are located in McKenzie County, North Dakota


Operated Leasehold
Non-Op Leasehold
Williams
Mountrail
McKenzie
Dunn
Billings
LOWER BKKN SH ZERO LINE
MIDDLE BKKN ZERO LINE
UPPER BKKN SH ZERO LINE
Bakken Maturity Limit

EARTHSTONE Energy, Inc.
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Financial Overview

$mm Gross / Net Well Count Spudded On-Line Drilling and Completion: Operated Midland Basin 74.0 14 / 11.7 14 / 10.7 Non-Operated Midland Basin 5.0 4 / 1.6 2 / 0.8 Operated Eagle Ford 17.0 11 / 3.9 11 / 3.9 Other(1) 4.0 Land / Infrastructure 15.0 Total $115.0 2017 Capex by Project Area 2017 Capital Budget Notes: (1)Includes non-operated Midland Basin (Vertical). (2)Cash G&A excludes transaction costs. Guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond Earthstone’s control. (1) 2017 FY Guidance(2) Current Liquidity 2017 Estimated Exit Rate (Boe/d) 10,500 – 11,500 2017 Average Production (Boe/d) 7,800 – 8,200 % Oil 63% % Gas 20% % NGL 17% Operating Costs: Lease Operating and Workover ($/Boe) $7.00 – $7.50 Production Taxes ($/Boe) $2.25 – $2.50 Cash G&A ($/Boe) $5.50 – $6.00 Total Capex D&C Capex 2017 Capital Budget, Guidance and Current Liquidity

Oil Production Hedged (Bbls; $/Bbl) Gas Production Hedged (MMBtu; $/MMBtu) Hedging Summary

Analyst Coverage

Firm	Analyst Contact Info
Baird	Daniel Katzenberg / 646-557-3209 / dkatzenberg@rwbaird.com
Euro Pacific	Joel Musante / 800-727-7922 ext: 144 / jmusante@europac.net
IBERIA	Blaise Angelico / 504-310-7548 / blaise.angelico@iberiabank.com
Imperial Capital	Jason Wangler / 713-892-5603 / jwangler@imperialcapital.com
Northland	Jeff Grampp / 949-600-4150 / jgrampp@northlandcapitalmarkets.com
Roth	John White / 949-720-7115 / jwhite@roth.com
Seaport Global	Mike Kelly, CFA / 713-658-6302 / mkelly@seaportglobal.com John Aschenbeck / 713-658-6343 / jaschenbeck@seaportglobal.com
Stephens	Ben Wyatt / 817-900-5714 / ben.wyatt@stephens.com
SunTrust	Neal Dingmann / 713-247-9000 / neal.dingmann@suntrust.com

EARTHSTONE Energy, Inc. 28

Frank Lodzinski President and CEO Robert Anderson EVP, Corporate Development and Engineering Scott Thelander Director of Finance Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfield | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com Contact Information

Reconciliation of Non-GAAP Financial Measure – Pro Forma Adjusted EBITDAX Notes: (1)Earthstone Q2 2017 results, including business combination with Bold Energy on May 9, 2017. (2)Bold Energy standalone results prior to the completion of the Bold Transaction, from April 1, 2017 to May 8, 2017. (2) (1) Adjusted EBITDAX is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. We define “Adjusted EBITDAX” as net income (loss) plus, when applicable, (gain) loss on sale of assets; accretion; impairment expense; depletion, depreciation and amortization; interest expense; interest income; transaction costs; exploration expense; unrealized (gain) loss on derivatives; stock based compensation; and income tax (benefit) expense. Our Adjusted EBITDAX should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX in the same manner. Pro forma adjustments giving effect to the Bold Transaction as if such transactions had been completed on April 1, 2017, the beginning of the earliest period presented, for purposes of presenting Pro Forma Adjusted EBITDAX. The pro forma adjustments made are (1) directly attributable to the Bold Transaction, (2) factually supportable, and (3) expected to have a continuing impact on the consolidated results. The unaudited Pro Forma Adjusted EBITDAX is not indicative of future results. The following table provides a reconciliation of net income/(loss) to Adjusted EBITDAX on a pro forma combined basis for the three months ended June 30, 2017:

Non-GAAP Financial Measure – PV-10 Present Value Discounted at 10% (“PV-10”) is a non-GAAP financial measure that differs from the GAAP measure “standardized measure of discounted future net cash flows” in that PV-10 is calculated without regard to future income taxes. Earthstone management believes that the presentation of the PV-10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, Earthstone believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. Earthstone and Bold PV-10 as of December 31, 2016 were independently estimated by Cawley, Gillespie & Associates, Inc. utilizing NYMEX 5-year strip prices as of December 31, 2016 (Oil – $56.19, $56.59, $56.10, $56.05, $56.21 / Gas - $3.61, $3.14, $2.87, $2.88, $2.90).